Execution copy EXHIBIT 10.3 AMENDMENT NO. 4 This Amendment No. 4 (the “Amendment”) to the License and Collaboration Agreement dated May 2, 2017, as amended, (the “Agreement”), is made by and between: (1) ASTRAZENECA AB, a company incorporated in Sweden under no. 556011-7482 with its registered office at SE-151 85 Södertälje, Sweden and principal offices at SE-431 83 Mölndal, Sweden (“AstraZeneca”); and (2) PIERIS PHARMACEUTICAL, INC. (“Pieris US”), a corporation existing under the laws of the State of Nevada having a principal place of business at 255 State Street, 9th Floor, Boston, MA 02109, PIERIS PHARMACEUTICALS GMBH (“Pieris Germany”), a company existing under the laws of Germany having a principal place of business at Lise-Meitner-Strasse 30, 85354 Freising, Germany, PIERIS AUSTRALIA PTY. LTD. (“Pieris Australia”), a company existing under the laws of Australia with its registered address at Level 8, 123 Pitt Street, Sydney NSW 2000, Australia (Pieris US, Pieris Germany, and Pieris Australia are collectively referred to as “Pieris”), and is made effective as of 30 June, 2022 (the “Amendment Effective Date”). Recitals WHEREAS, the Parties now wish to extend the Collaboration Term; and WHEREAS, for this purpose the Parties desire to amend and restate certain terms and conditions of the Agreement. Agreement NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows: 1. Definitions Any capitalized term not separately defined in this Amendment shall have the meaning ascribed to it in the Agreement. 2. Amendment Collaboration Term The Parties hereby extend the Collaboration Term until July 31st, 2022. 3. Amendment Effective Date This Amendment shall become effective on the Amendment Effective Date. 4. Entire Agreement

Execution copy 2 This Amendment, together with the Agreement, constitutes the entire agreement between the Parties with respect to the subject matter of the Agreement. The Agreement together with this Amendment supersedes all prior agreements, whether written or oral, with respect to the subject matter of the Agreement, as amended. Each Party confirms that it is not relying on any representations, warranties, or covenants of the Party except as specifically set out in the Agreement as amended. Nothing in this Amendment is intended to limit or exclude any liability or fraud. The Parties hereby agree that subject to the modifications specifically stated in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect. [Remainder of page intentionally blank. Signatures follow.]

Execution copy 3 Execution THIS AMENDMENT IS EXECUTED by the authorized representatives of the Parties as of the Amendment Effective Date. ASTRAZENECA AB (publ.) PIERIS PHARMACEUTICAL, INC. Signature: _/s/ Ulrika Lilja________ Signature: __/s/ Stephen Yoder______ Name: ____ Ulrika Lilja_______ Name: Stephen Yoder___ Title: Authorized Signatory____ Title: __ CEO____________ PIERIS PHARMACEUTICALS GmbH. Signature: __/s/ Stephen Yoder Name: Stephen Yoder Title: __ Managing Director_________ PIERIS AUSTRALIA PTY LTD. Signature: __/s/ Stephen Yoder Name: Stephen Yoder Title: _Director_________